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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 20, 2002


                                  CWABS, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                  333-73712               95-4596514
----------------------------       -----------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)        Identification No.)


     4500 Park Granada
    Calabasas, California                                      91302
---------------------------                                  ----------
    (Address of Principal                                    (Zip Code)
      Executive Offices)


       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------


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Item 5.  Other Events.
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         Filing of Certain Materials.
         ---------------------------

     In connection with the issuance by CWABS, Inc. Asset-Backed Certificates, Series 2002-1 (the "Certificates"), CWABS, Inc. is filing herewith a mortgage insurance policy with a corresponding declaration page and endorsements relating to the mortgage loans. The policy, declaration page, and endorsements, which are listed as Exhibit 99.1 hereto, are filed on Form SE dated June 20, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                    99.1 MGIC Mortgage Guaranty Master Policy (with Declaration Page and Endorsements)














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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated December 14, 2001 and prospectus supplement dated March 14, 2002, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2002-1.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CWABS, INC.



                                         By:  /s/ Celia Coulter
                                              ---------------------
                                                  Celia Coulter
                                                  Vice President



     Dated: June 20, 2002


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         Exhibit Index

         Exhibit                                                         Page
         -------

          99.1        MGIC Mortgage Guaranty Master Policy (with
                      Declaration Page and Endorsements) filed
                      on Form SE dated June 20, 2002                      5